Revenue from Contracts with Customers and Cost of Sales	12 Months Ended
Dec. 31, 2023
Revenue from Contracts with Customers and Cost of Sales
Revenue from Contracts with Customers and Cost of Sales

5.Revenue from Contracts with Customers and Cost of Sales

During the year, the Group entered into revenue generating contracts to deliver aircraft. No revenue was recognized during the current year (2022: nil) as no goods or services were transferred to customers.

In 2021, revenue amounting to €47 thousand was recognized from one customer at a point in time upon receipt of acceptance in relation to provision of infrastructure and mobility consultation services provided to airport authorities. The geographic region which recognized revenues was Germany based on the Group’s location which bills the customer. Related costs are captured in costs of sales and comprise of personnel expenses.